UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2006

INTERNATIONAL DISPLAYWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-27002 (Commission File Number)	94-3333649 (I.R.S. Employer Identification No.)

1613 Santa Clara Drive, Suite 100

Roseville, California 95661

(Address and telephone number of principal executive offices) (Zip Code)

(916) 797-6800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Section 8.01	Other Events

On September 5, 2006, International DisplayWorks, Inc. (the "Company" or "IDW") (NASDAQ: IDWK) issued a press release announcing that it has entered into a definitive agreement with Flextronics International Ltd. ("Flextronics") (NASDAQ: FLEX) for Flextronics to acquire IDW, subject to customary closing conditions, including IDW stockholder approval and certain regulatory approvals. A copy of the press release is attached as Exhibit 99.1 to this Report. Additionally attached as Exhibit 99.2 to this Report is the Prepared Statement read on an investor/analyst conference call that the Company held on September 5, 2006, which will also be made available on the Company's website.

Section 9 – Financial Statements and Exhibits

Section 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release, Announcing Execution of Merger Agreement, dated September 5, 2006
99.2	Transcript of Prepared Statement, dated September 5, 2006

Safe Harbor Statement:

This Current Report on Form 8-K (including information included or incorporated by reference herein), the Press Release and the Transcript contains forward-looking statements within the meaning of federal securities laws relating to both Flextronics and IDW. These forward-looking statements include statements related to the expected closing of the acquisition of IDW by Flextronics, the expected synergies and benefits to IDW and its customers from the acquisition, the ability of the acquisition to enable IDW to capture new and larger customers, the impact of the acquisition on Flextronics’s EPS, the ability of Flextronics to successfully integrate IDW into a new business unit, and the ability of Flextronics to transition its sourcing of LCDs to IDW. The forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. These risks include that the acquisition may not be completed as planned or at all, that IDW may not be successfully integrated into Flextronics’s operations, the possibility that the revenues, cost savings, growth prospects and any other synergies expected from the proposed transaction may not be fully realized or may take longer to realize than expected, that growth in the EMS business may not occur as expected or at all, that production difficulties may be encountered with IDW’s products, the dependence of Flextronics on industries that continually produce technologically advanced products with short life cycles, Flextronics’s ability to respond to changes fluctuations in demand for customers’ products and the short-term nature of customers’ commitments, and the other risks affecting the combined company described in the section entitled “Risk Factors” in the proxy statement/prospectus to be provided to IDW’s shareholders as well as those described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the reports on Form 10-K, 10-Q and 8-K filed by Flextronics and by IDW with the U.S. Securities and Exchange Commission.

The forward-looking statements in this Form 8-K (including information included or incorporated by reference herein), the Press Release and the Transcript are based on current expectations and neither Flextronics nor IDW assumes any obligation to update these forward-looking statements.

Additional Information and Where to find it:

In connection with the proposed merger, Flextronics intends to file with the Securities and Exchange Commission a registration statement on Form S-4 that will contain a Proxy Statement/Prospectus. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they become available because they will contain important information about Flextronics, IDW and the acquisition. The Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents filed with the SEC, may be obtained free of charge at the SEC’s web site www.sec.gov. In addition, investors and security holders may obtain a free copy of other documents filed by Flextronics or IDW by directing a written request, as appropriate, to International DisplayWorks, Inc., 1613 Santa Clara Drive, Suite 100, Roseville, CA 95661, Attention: Corporate Secretary, or to Flextronics’s U.S. offices at 2090 Fortune Drive, San Jose, CA 95131, Attention: Investor Relations. Investors and security holders are urged to read the Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed acquisition.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation:

IDW and its directors and executive officers, and Flextronics and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of IDW in connection with the proposed acquisition. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the Proxy Statement/Prospectus referred to above. Additional information regarding the directors and executive officers of Flextronics is also included in Flextronics’ proxy statement (form DEF 14A) for the 2006 annual general meeting of Flextronics shareholders, which was filed with the SEC on July 31, 2006. This document is available free of charge at the SEC’s website (www.sec.gov) and by contacting Flextronics Investor Relations at flextronicsinvestorrelations@flextronics.com.

(Signature Page Immediately Follows)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL DISPLAYWORKS, INC.,
a Delaware Corporation

Dated: September 5, 2006	/s/ Alan Lefko
Alan Lefko,
Vice President of Finance

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